UNITED STATES
   SECURITIES AND EXCHANGE COMMISSION
    Washington, D.C. 20549
     SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )




Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
 (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S240.14a-12

Commission File Number 0-24185

Central American Equities Corp.

(Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

DOCUMENTS INCORPORATED BY REFERENCE

Annual Report on Form 10-KSB of Registrant for the year ended December 31, 2004









            CENTRAL AMERICAN EQUITIES

          NOTICE OF 2005 ANNUAL MEETING

             AND PROXY STATEMENT


                    AND


               ANNUAL REPORT








Central American Equities
Hotel Alta,
Santa Ana, Costa Rica
011-506-282-4160



Hotel Alta
Interlink 964
P.O. Box 02-5635
Miami, FL   33102

November 15, 2005

Dear Shareowner,

You are invited to attend the 2005 Annual Meeting to be held on Thursday, December 29, 2005 at 10:00 AM in Hotel Alta in
Santa Ana, Costa Rica.

The annual meeting will begin with a report on our operations, followed by discussion and voting on the matters set forth in the accompanying notice of annual meeting and proxy statement, and discussion of any other business matters properly brought before the meeting.

As described in the enclosed proxy statement, at the annual meeting, you will be asked to approve the election of members of the board of directors (Proposal 1) and to ratify the appointment of the independent certified public accountant of the Company (Proposal 2).

There are also several important proposals we are asking the shareholders to approve which together will authorize the board to take the first steps of taking the assets of the Company "private", eliminate much of the burdensome cost of being a public company, and permit the board to quickly merge the Company with another company. The Board firmly believes that these proposals will lead to increased shareholder value. These proposals include:

Proposal 3. Change the articles of incorporation to create a new class of super-voting preferred shares. These shares will be used by the board of directors to vote for merger opportunities. (The preferred shares issued to the board of directors will NOT increase the Company ownership of individual board members.)

Proposal 4. Change the articles of incorporation to increase the authorized number of common shares to 100 million. These shares may be used to facilitate a business combination and will not be used to dilute current shareholder value in the assets of the Company.

Our board of directors has unanimously approved these actions. By creating super-voting preferred shares, the board can move quickly to negotiate a future business combination without the obligation of a special meeting, a new proxy or a shareholder vote. To date the board has engaged in several negotiations with other companies concerning a possible merger. One of the key reasons for the failure of these discussions is the board's inability to act quickly and decisively.

Once we receive a positive vote on these proposals we plan to find a suitable merger candidate for the Company, negotiate the best possible agreement for shareholders, and engage in a business combination.

The board has concluded that the proposed actions are fair and in the best interests of our shareholders, and therefore, the board recommends that you vote in favor of these proposals. It is the ultimate goal of the board to achieve returns for CAE shareholders. The board believes that these voting proposals will put the Company in a significantly better position to accomplish this end through the possible future sale of assets, the distribution of dividends, and merger with a larger company able to reap the benefits of public status and achieve a good share price for CAE shareholders.

Details of these proposals and other important information are described in the accompanying notice of shareholder meeting, proxy statement and annual report. You are urged to read these important documents carefully before casting your vote.

If you plan to attend the meeting, please contact me at
MCaggiano@thealtahotel.com.   Whether or not you plan to
attend, you can be sure your shares are represented at the meeting by promptly voting, signing, dating and submitting your proxy card by phone or by mail. These proposals cannot be completed unless our stockholders approve.

We thank you for your prompt attention to this matter and appreciate your support.

Cordially,


/s/ Michael N. Caggiano
----------------------------------------
Michael N. Caggiano, Ph.D.
President and Chief Executive Officer

Your vote is important. Please mark, sign, date and return the enclosed proxy card promptly, whether or not you plan to attend the special meeting. After the actions are approved, stockholders will receive a letter of transmittal and related instructions concerning the outcome of the vote.

CONTENTS

PROXY STATEMENT										6
Date, Time and Place Information						6
Revocability of Proxy								6
Persons Making the Solicitation						6
Interest of Certain Persons in Matters to Be Acted Upon		7
Voting Securities and Principal Holders Thereof			7
Proposal 1: Election of Directors						7
Compensation of Directors and Executive Officers			8
Proposal 2: Independent Public Accountants				9
Summary of Additional Business of the Meeting				9
Proposal 3: Super-Voting Preferred Shares					10
Result of an Affirmative Vote							10
Reason for the Proposal: To Facilitate a Future Business
Combination										10
Proposal 4: Authorize Additional Common Stock				10
Result of an Affirmative Vote							10
Amendments to Articles of Incorporation					11
Material Federal Income Tax Consequences of the Action		12
Cautionary Statement Regarding Forward-Looking Statements	12
Documents Incorporated by Reference						12
Where You Can Find More Information						12
Proxy Card


                      PROXY STATEMENT

DATE, TIME AND PLACE INFORMATION

The Annual Meeting of Stockholders of Central American Equities,
Inc., a Florida corporation (the "Company" or "CAE") will be held at Hotel Alta in Santa Ana, Costa Rica on Thursday, December 29,
2005 at 10:00 AM (local Costa Rica time) for the following purposes:

1) To consider the election of directors.
2) To ratify the appointment of Killman, Murrell & Company, P.C. as the independent certified public account of the Company.
3) To consider a change in the articles of incorporation that creates a class of super-voting preferred shares.
4) To consider a change in the articles of incorporation that increases the authorized number of common shares.
5) To transact such other business as may properly come before the annual meeting and at any adjournment thereof.

By Order of the Board of Directors:

Richard Wm. Talley, Chairman of the Board
P. James Voloshin, Board Director
Michael N. Caggiano, President and CEO

The address of the meeting is:
Hotel Alta
Alto de las Palomas
Santa Ana, Costa Rica
+011  506-282-4160 (Phone)
+011  506-282-4162 (Fax)

The proxy statement and form of proxy accompanying this notice are being mailed to stockholders on or about November 22, 2005. Only stockholders of record at the close of business on November 18, 2005 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement.

The date by which Stockholder proposals must be received by the Company so that they may be considered for inclusion in the proxy statement and form of proxy for its 2005 Annual Meeting of Stockholders is not less than 120 days prior to the anniversary of the preceding Annual Meeting (unless the date of an Annual Meeting is changed by more than 30 days from the anniversary of the date of the previous Annual Meeting, in which case the deadline will be no more than 20 days after the announcement of the Annual Meeting date). Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Central American Equities, Inc., Attention: Corporate Secretary at Hotel Alta, Alto de las Palomas, Santa Ana, Costa Rica (mailing address: Hotel Alta, Interlink 964, P.O. Box 02-5635, Miami, Florida 33102).

REVOCABILITY OF PROXY

The execution of a proxy does not affect the right to vote in person at the Annual Meeting. A proxy may be revoked by the person giving it at any time before it has been vote at the Annual Meeting by submitting a later date proxy or by giving written notice to the Secretary of the Company. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by our Board of Directors.

PERSONS MAKING THE SOLICITATION

Solicitation of proxies is being made by management at the direction of the Board of Directors, without additional compensation, through the mail, in person, or by telephone fax.
In addition, the Company will request brokers and other custodian, nominees and fiduciaries to forward proxy-solicitation material to the beneficial owners of Common Stock held of record by such persons.

Management has engaged the Company's transfer agent, Olde Monmouth Transfer Company and its affiliates to print and forward proxy
solicitation material and count proxies.   Management anticipates
that the cost of this solicitation shall be less than $5000. The cost will be borne by the Company.

No director of the Company has informed the Company in writing that he intends to oppose any action intended to be taken by the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The following table displays the interest of certain persons in matters to be acted upon at the meeting. Mr. Talley, Dr.
Voloshin, and Mr. Caggiano are current board members who are standing for re-election to the board.

Name            Number of Shares    Percent of         Class
               Beneficially Owned    Total
               September 15, 2005

Richard Wm. Talley	  174,443	      8.2%          Common Stock
Michael Caggiano	  212,120	      9.9%          Common Stock
P. James Voloshin 	  164,852	      7.7%          Common Stock

Total Shares
Held by Board	       551,415 	     25.7%          Common Stock

Total Shares
Outstanding	     2,141,553     100.0%          Common Stock

Shares of P. James Voloshin are held in P.J. Voloshin MD Inc.
Pension Fund and PJ Voloshin.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of September 15, 2005, the Company's authorized capital stock consisted of 25,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of convertible preferred stock, par value $.001 per share. As of September 15, 2005, 2,141,553 shares of common stock were issued and outstanding and no (0) shares of preferred stock were issued or outstanding.

Only stockholders of record at the close of business on November 18, 2005, the record date for the annual meeting, will be entitled to notice of and vote at the Annual Meeting (Company By-Laws, Article II, Section 4). On the record date, the Company had outstanding approximately 2,141,553 shares of Common Stock, which are the only securities of the Company entitled to vote at the Annual Meeting, each share being entitled to one vote.

A majority of the shares entitled to vote on the record date for the Annual Meeting, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum, may adjourn the meeting without further notice until a quorum is obtained. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders (Company By-Laws, Article II, Section 4).

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not treated as a vote cast on any matter.

PROPOSAL 1: ELECTION OF DIRECTORS

The shareholders are meeting to consider the election of directors. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (Company By-Laws, Article I, Section
5). The nominating committee of the board of directors has submitted the following names to the shareholders for election to the board of directors:

Richard Wm. Talley
Michael N. Caggiano, Ph.D.
P. James Voloshin, M.D.

RICHARD WM. TALLEY   Chairman and Director of Central American
Equities Corp (age 62, time spent on Company business: 10 (ten)
percent).   Mr. Talley was (with Mr. King) a representative of Cal
TKCo, S.A., and the general partner in several of the California Limited Partnerships that raised the seed money for the Costa Rican corporations that built the hotels. Since August 1999, Mr. Talley has been the CEO of Talley and Co., an investment banking and general securities company located in Irvine, California. Mr. Talley is a partner in this firm with Michael Caggiano.

Mr. Talley began his finance career with Smith Barney in New York. He opened and managed the Shearson office in Santa Barbara until its sale to American Express in 1983, at which time he founded Talley, McNeil, and Tormey, a regionally focused investment bank and brokerage firm. The firm was merged into a larger Southern California investment banking and brokerage firm in 1989. In 1993, Mr. Talley and Paul D. King founded Talley, King and Co., Inc. ("Talley King") with offices in Irvine, California. Talley, King & Co., Inc. was an investment bank that focused on private placement financing.

Mr. Talley has been actively involved in Costa Rica for the last ten years. Mr. Talley holds a Bachelor of Arts degree in European
History from the University of California, Santa Barbara and an MBA in Finance from Cornell University, Ithaca, New York.

As voted at the 2004 shareholder meeting, Mr. Talley has received from the Company $500 per attendance at board meetings (a total of $500 in 2004). See below for a full table of compensation of all directors and executive officers.

MICHAEL N. CAGGIANO, Ph.D.   President, Chief Executive Officer,
and Director of Central American Equities (age: 52, time spent on Company business: ninety-five percent). Dr. Caggiano is also, with Richard Wm. Talley, an officer and owner of Talley & Co. During 2000, Dr. Caggiano was also a Director of Cafe Britt, a roaster and distributor of premium Costa Rican coffee.

Prior to joining CAE, as a private consultant to corporations, Dr. Caggiano has also provided public policy and litigation analysis for local governments and private entities. Prior to establishing his own company, Dr. Caggiano was Executive Vice President in Charge of Consulting Operations at Robert Charles Lesser & Co. a 50-person, 5-office, national consulting firm based in Los Angeles. In 1990, Dr. Caggiano was elected to the first City Council of Malibu and later served as its Mayor Pro Tem. Before serving as an elected official, he was a Fellow and Policy Analyst with The RAND Corporation. While at RAND, he specialized in solving state and local government financial and criminal justice problems.

Dr. Caggiano holds a Ph.D. and M.Ph. in Public Policy Analysis from the RAND Graduate School of The RAND Corporation, an M.P.A. from the University of Southern California, and a B.A. in Government from Pomona College. Dr. Caggiano is currently paid $80,000 per year in salary as an executive officer. See Schedule (Compensation of Directors) below for a full list of compensation of all directors and executive officers.

P. JAMES VOLOSHIN, M.D. Director of Central American Equities Corp (age 64, has been nominated for election by the board of
directors.   Dr. Voloshin has been a director of MedPlus Inc., a
public company since January 1996. Dr. Voloshin is a plastic surgeon and has been President of the Newport Surgery Institute,
located in Newport   Beach, California, since 1986.  Dr. Voloshin
co-founded Surgical Funding Group, Inc. in 1992 and was its President until the company was acquired by MedPlus, Inc. in November 1995. Dr. Voloshin is or has been a member of ten medical societies including the American Society of Plastic Surgery. He holds a medical degree from the University of Alberta, Canada in 1966, and Board Certification in Plastic Surgery since 1972. Dr. Voloshin is a resident of Dana Point, California.

Dr. Voloshin has been a shareholder of Central American Equities since 1997. The nomination committee originally nominated him to increase shareholder representation and because of his experience in other public companies especially in the area of audits and the sale of public shells. As voted at the 2004 shareholder meeting, Mr. Voloshin has received from the Company $500 per attendance at board meetings (see schedule below).

Compensation of Directors and Executive Officers

The following table sets forth the total compensation of current officers and directors during the fiscal years ended December 31, 2002, 2003, and 2004. The footnotes are an integral part of the table. No officer or director of the Company earned more than $100,000 from the Company during such fiscal years. The Company granted no stock options in fiscal year 2004 and no stock options were exercised in 2004.

Name and Title      Year   Salary   Restricted   Securities    All Other
                                      Stock      Underlying   Compensation
                                                 Options/SARs

Michael N. Caggiano 2002 $75,000     700,000       300,000 (1)      (2)
 President and CEO  2003 $75,000     700,000                        (2)
                    2004 $75,000      25,000 (3)                    (2)

Richard Wm. Talley  2002       0           0             0           0
 Chairman of the    2003       0           0             0     $19,800(4)
 Board of Directors 2004    $500      25,000 (3)         0           0

P. James Voloshin   2004    $500      25,000 (3)         0           0
 Director


NOTES:
(1) In the fourth quarter of 2002 the board granted options to Mr. Caggiano as follows: 100,000 shares @ $0.10; 100,000 shares @ $0.15; and 100,000 shares @ $0.20 (all to expire in 2007).
(2) In addition to salary, the board compensates Mr. Caggiano with a room, food and laundry in the hotels when needed and motor vehicle (receipt pending cash for purchase).
(3) At the shareholder meeting on May 15, 2004, the Company granted board directors (Talley, Voloshin, Caggiano) each 25,000 shares of common stock as compensation for board services. To defer board expenses, the board also approved a $500 payment per non-telephonic board meeting for non-employee board members (Talley and Voloshin).
(4) During the fourth quarter of 2003, the Company raised cash by selling securities. The Company paid Richard Wm. Talley, a director of the Company, $19,800 (10% of gross proceeds) in commission on the sale of the stock.


PROPOSAL 2: INDEPENDENT PUBLIC ACCOUNTANTS

The shareholders will be asked to ratify the appointment of Killman, Murrell & Company P.C. as the independent certified public accountant of the Company. At a board of directors meeting held on September 15, 2005 of which a quorum was present, the Board of Directors accepted the resignation of Clyde Bailey as its Certified Accountant for the fiscal years ended December 31, 2002, 2003, and 2004. At no time did Clyde Bailey's financial statements contain an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope, or accounting principles. Nor were there any disagreements with Clyde Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On September 21, 2005, Central American Equities engaged Killman,
Murrell & Company P.C., Certified Public Accountant. It is not anticipated that Killman, Murrell & Company P.C, nor their representative, will be present at the shareholder meeting.


SUMMARY OF ADDITIONAL BUSINESS OF THE MEETING

After many years of trying to create shareholder value as a publicly trading company, the board is convinced that a business combination (probably merging the company with another company)
is in the best interests of the shareholders.   To accomplish
this, the board of directors is unanimously recommending the approval of the following proposals:

Proposal 3. Amend the Company's Articles of Incorporation and the Company's By-laws (see proposed amendments on page 11) as necessary to provide for the authorization of 10,000 shares of a new class of super-voting, preferred stock. Each preferred share will be entitled to 1000 votes and in total all shares will equal 10 million votes. After the amendment is filed, it is the intent of the Board of Directors to issue the super-voting preferred stock to the Company's board of directors. This will allow the board to vote a majority of the Company's stock. The purpose will be to enable the Company to complete a business combination (merger) in the future without the necessity of an additional shareholder meeting.

Proposal 4. Amend the Company's Articles of Incorporation and the Company's By-laws as necessary (see proposed amendments on page
11) to authorize the Company to issue up to 100 million shares of common stock.

Proposal 3 will permit the board to quickly effect a business combination (merger or sale). Proposal 4 may be needed to facilitate a business combination. Below we explain each proposal in greater detail.

PROPOSAL 3: SUPER-VOTING PREFERRED SHARES

Proposal 3. To amend the Company's Articles of Incorporation and the Company's by-laws as necessary to provide for the authorization of 10,000 shares of a new class of super-voting preferred stock. Each preferred share will be entitled to 1000 votes and all preferred shares would total 10 million votes. After the amendment is filed, it is the intent of the Board of Directors to issue the super-voting preferred stock to the Company's board of
directors.   These will allow them to vote a majority of the
Company's stock. The purpose will be to enable the Company to complete a business combination in the future without the necessity of an additional shareholder meeting.

Result of an Affirmative Vote

We are proposing to amend the Company's Articles of Incorporation to provide for the authorization of a new class of super-voting preferred stock. If the shareholders pass this proposal, the Board plans to issue the super-voting preferred stock to the Company's board of directors. This will enable the board to vote a majority of the Company's stock, specifically permitting the board to complete a business combination (merger) without the necessity of an additional shareholder meeting. (It is important to note that the preferred shares issued to the board of directors will NOT increase the company ownership of individual board members.)

Using these preferred shares, the Company can move quickly to merge CAE without the obligation of a new proxy or full shareholder vote. Any proposed business combination will be done by consent of those holding the super-preferred shares, i.e., the current members of the Board.

Some shareholders may object to putting this decision solely in the hands of the directors of the Company and may view this as a disadvantage to their interests. When the board votes these preferred shares, non-board shareholders of the Company will not have a say in the type of business combination in which the Company will engage. However, management believes that to accomplish a business combination as outlined above, it is necessary to expedite the combination process. To date the board has engaged in several negotiations with other companies concerning a possible merger with CAE. The key reason for the failure of these discussions is the board's inability to act quickly and decisively. Without the super-voting preferred shares, the board currently must hold a special meeting, obtain a fairness opinion, issue a proxy vote, and generally follow the rules and regulations related to a corporate merger, an expensive process that could take several months.

Reason for the Proposal: To Facilitate a Future Business
Combination

Once the proposal is approved by the shareholders, the board plans to find a suitable candidate, negotiate the best possible result for shareholders, and engage in a business combination.

PROPOSAL 4: AUTHORIZE ADDITIONAL COMMON STOCK

Proposal 4. Amend the Company's Articles of Incorporation and the Company's by-laws as necessary to provide for the authorization of 100 million shares of Common Stock, par value $.001. The purpose will be to enable the Company to complete a business combination in the future.

Result of an Affirmative Vote

As of September 15, 2005, the Company's authorized capital stock consisted of 25,000,000 shares of common stock, par value $.001 per share; 2,141,553 shares of common stock were issued and outstanding. An affirmative vote will authorize the Company to issue up to an additional 75 million common shares for a total of 100 million common shares. These shares may be important to facilitate a future business combination (merger).



AMENDMENTS TO ARTICLES OF INCORPORATION

Here we include the actual language for the amendments to the Company's Articles of Incorporation:

ARTICLE III: CAPITAL STOCK

3.1. The capital stock of this corporation shall consist of 100,000,000 shares of common stock, $.001 par value and 10,000 shares of Series "B" preferred stock, no par value.

3.2. Preferred Stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each series, and to fix the designation, powers, including voting rights, if any, preferences, and rights of the shares of each series, and any qualifications, limitations, or restrictions thereof.

3.3. Other Powers of the Board of Directors With Respect to
Shares.

 (b) The board of directors may issue rights and options to acquire shares upon such terms as the board of directors shall determine.

DESIGNATION OF SERIES B PREFERRED STOCK

1. Creation of Series B Preferred Stock. There is hereby created a series of preferred stock consisting of 10,000 shares and designated as the Series B Preferred Stock, no par value, having the voting powers, preferences, relative, participating, limitations, qualifications optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

2.  Dividend Provisions.   No dividends shall be paid with respect
to the Shares of Series B Preferred Stock.

3. Redemption Provisions. The Series B Preferred Stock is not redeemable by the holder.

4. Liquidation Provisions. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall be entitled to receive an amount equal to $0.01 per share. After the full preferential liquidation amount has been paid to, or determined and set apart for the Series B Preferred Stock and all other series of Preferred Stock hereafter authorized and issued, if any, the remaining assets of the Corporation available for distribution to shareholders shall be distributed ratably to the holders of the common stock. In the event the assets of the Corporation available for distribution to its shareholders are insufficient to pay the full preferential liquidation amount per share required to be paid the Corporation's Series B Preferred Stock, the entire amount of assets of the Corporation available for distribution to shareholders shall be paid up to their respective full liquidation amounts first to the Series B Preferred Stock, then to the Series B Preferred Stock and then to any other series of Preferred Stock hereafter authorized and issued, all of which amounts shall be distributed ratably among holders of each such series of Preferred Stock, and the common stock shall receive nothing. A reorganization or any other consolidation or merger of the Corporation with or into any other corporation, or any other sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section III, and the Series B Preferred Stock shall be entitled only to: (i) the right provided in any agreement or plan governing the reorganization or other consolidation, merger or sale of assets transaction, (ii) the rights contained in the Florida Business Corporation Act and
(iii) the rights contained in other Sections hereof.

5. Voting Provisions. Except as otherwise expressly provided or required by law, each share of Series B Preferred Stock shall been titled to 1,000 votes per share.

I hereby certify that the preceding was adopted by a majority vote of the shareholders and directors of the corporation on December
29, 2005 and that the number of votes cast was sufficient for approval.

IN WITNESS WHEREOF, I have hereunto subscribed to and executed this Amendment to Articles of Incorporation this on _____.

Michael N. Caggiano, President and CEO

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE ACTION

It is management's belief that a continuing stockholder generally will not recognize any gain or loss upon the affirmative vote of these proposals and that a gain or loss would not be recorded until the sale of the stock in the Company, which may or may not be related to a future business combination. Our opinion is not exhaustive and does not address the specific tax consequences of the creation of a Costa Rican company or a potential future combination to shareholders under specific individual circumstances, which, if considered, may lead to a different conclusion. Tax matters are complicated. Shareholders should consult their own tax advisor for a full understanding of the federal, state, local and foreign tax consequences of the ownership in a new company and a possible business combination once consummated.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains or incorporates by reference certain forward-looking statements and information relating to us that is based on the beliefs of management as well as assumptions made by and information currently available to us. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, including statements regarding the completion of a business combination. When used in this document, the words "anticipate," "possible", "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions, are intended to identify forward-looking statements. Such statements reflect our current view with respect to future events, including the completion of a combination, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by the forward-looking statements, including, among others:

the failure of stockholders to approve the voting items;
the failure to identify or achieve a business combination; general economic or market conditions;
changes in business strategy;
availability of financing on acceptable terms to fund future operations;
competitive conditions in our markets;
changes in technology; and
various other factors, both referenced and not referenced in this statement including those discussed in our periodic and other filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected, planned or intended. Although it is management's intent to seek an appropriate business combination, shareholders should not assume that such a combination is a certainty. Further information about the risks of forward-looking statements applicable to us can be found in our Form 10-KSB for the fiscal years ended December 31, 2004, which has been incorporated herein by reference and follows this proxy statement.

DOCUMENTS INCORPORATED BY REFERENCE

Annual Report on Form 10-KSB of Registrant for the years ended
December 31, 2004, 2003, 2002, 2001,Quarterly reports on Forms 10-QSB and 10-QSB/A of registrant for the quarters ending March 31, 2005 and June 30, 2005.

WHERE YOU CAN FIND MORE INFORMATION

Central American Equities has been a publicly trading company since August 2000. Quarterly and annual financial information can be found on the SEC EDGAR website: www.sec.gov.



              CENTRAL AMERICAN EQUITIES CORP, INC
 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTOR FOR THE ANNUAL
         MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2005


INSTRUCTIONS FOR VOTING YOUR PROXY BY FAX OR MAIL:

If you do not plan to attend the annual meeting in person, you are requested to complete, sign and date the enclosed proxy and return it promptly by mail or by fax (732-872-2728):

              Olde Monmouth
              Fax:  732-872-2728
              200 Memorial Pkwy
              Atlantic Highlands, NJ   07716

(Owners of shares in street name may receive from their broker different voting instructions.)

This proxy will be voted as directed.   If no direction is
indicated, the proxies named below will vote this proxy: 1) FOR the election of the candidates nominated by the board of directors for directors; 2) FOR the director proposal to ratify the selection of Killman, Murrell & Company P.C. Certified Public Accountant, as independent auditors; 3) FOR the director proposal to change the articles of incorporation to create super-voting preferred shares that will be used by the board of directors to vote for merger opportunities; 4) FOR the director proposal to change the articles of incorporation to increase the authorized number of common shares to 100 million, and 6) In their discretion, upon such other matters as may properly come before the meeting.

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, and hereby appoints Michael N. Caggiano, President and CEO, and a director of the Company, or failing him, Richard Wm. Talley, Chairman of the Board and a director of the Company, or in the place and stead of the foregoing, ___________________________the true and lawful proxy of the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Central American Equities, Inc. at the Annual Meeting of Stockholders to be held at the Company headquarters at Hotel Alta, Alto de las Palomas, Santa Ana, Costa Rica on Thursday, December 29, 2005 at 10:00 A.M., Costa Rica Local Time, and at any adjournments or postponements thereof. The undersigned hereby instructs said proxy to vote the Common Shares represented by this instrument of proxy in the following manner:

Proposal 1. The Board of Directors has nominated the following 3 persons for election as directors of the Company: Richard Wm.
Talley, Michael N. Caggiano, and P. James Voloshin. These directors will serve for a term of one year or until such director's successor is elected and qualified.

     [  ]  For All
     [  ]  Against All

     [  ] For All Except the Following
        Nominees:________________________________

Proposal 2.  To ratify the selection of Killman, Murrell &
Company, P.C. Certified Public Accountant, as independent auditors of the Company for the fiscal years ending December 31, 2005.

     [  ]  For
     [  ]  Against
     [  ]   Abstain

Proposal 3. To amend the Company's Articles of Incorporation and the Company's By-laws as necessary to provide for the authorization of 10,000 shares of a new class of super-voting, preferred stock. Each preferred share will be entitled to 1000 votes and in total all shares will equal 10 million votes.
After the amendment is filed, it is the intent of the Board of Directors to issue the super-voting preferred stock to the Company's board of directors. This will allow the board to vote a majority of the Company's stock. The purpose will be to enable the Company to complete a business combination (merger) in the future without the necessity of an additional shareholder meeting.

     [  ] For
     [  ] Against
     [  ] Abstain


Proposal 4. To amend the Company's Articles of Incorporation and the Company's By-laws as necessary to authorize the Company to issue up to 100 million shares of common stock.

     [  ] For
     [  ] Against
     [  ] Abstain

Proposal 5. In their discretion, upon such other matters as may properly come before the meeting.

     [  ] For
     [  ] Against
     [  ] Abstain

Dated:  ___________________, 2005



Stockholder's Signature


Name of Stockholder or entity (please print)

Number of Shares Held

Certificate Numbers (if available)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.